SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549


                                 FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 11, 1997

            INDIAN RIVER CITRUS INVESTORS LIMITED PARTNERSHIP
        (Exact Name of Registrant as Specified in Its Charter)

                             Massachusetts
             (State or Other Jurisdiction of Incorporation)

           2-95219                        04-2859087
   (Commission File Number)             (I.R.S. Employer Identification No.)

One International Place, Boston, Massachusetts            02110
  (Address of Principal Executive Offices)             (Zip Code)

                              (617) 330-8600
           (Registrant's Telephone Number, Including Area Code)

                                 N/A
    (Former Name or Former Address, if Changed Since Last Report)


Item 2.  Acquisition or Disposition of Assets

	On April 11, 1997, an order (the "Order") was entered by the bankruptcy judge in connection with the Registrant's bankruptcy proceeding in the United States Bankruptcy Court for the Southern District of Florida (case no. 96-30843-BKC-SHP). Pursuant to the Order, the Registrant transferred all of its right, title and interest in the orange grove property to Caulkins Citrus Company, the holder of the first and second mortgages encumbering the Registrant's grove. The Registrant, however, was permitted to retain $2,275,000. As a result of the foregoing, the Registrant anticipates that it will pay all of its obligations and then make a final distribution of its assets, after establishment of sufficient reserves, to its limited partners during the second quarter of 1997.

	Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits

    (c)  Exhibits

         10.   Order of the Bankruptcy Court dated April 11,
1997.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 14th day of April, 1997.

					INDIAN RIVER CITRUS INVESTORS
						LIMITED PARTNERSHIP

					By:	WINTHROP AGRICULTURAL
						MANAGEMENT II, INC.,
						General Partner

                             By: /s/ Michael L. Ashner
                                     Michael L. Ashner
                                     Chief Executive Officer



                         EXHIBIT INDEX



    Exhibit                                                  Page


10.  Order of the Bankruptcy Court dated                  4
     April 11, 1997.


                                                   Exhibit 10

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA


IN RE:                                 CASE NO. 96-30843-BKC-SHF
                                       CHAPTER 11
INDIAN RIVER CITRUS INVESTORS
 LIMITED PARTNERSHIP
           Debtor.

ORDER CONFIRMING PLAN OF REORGANIZATION
FOR THE DEBTOR BY CAULKINS CITRUS COMPANY

	The Plan proposed by CAULKINS CITRUS COMPANY, Dated December 11, 1997, under Chapter 11 of the Bankruptcy Code filed by Plan
Proponent, CAULKINS CITRUS COMPANY, ("Proponent) having been transmitted to claimants; and it having been determined after hearing and notice:

	1. That the Proponent's Plan has been accepted in writing by the claimants whose acceptance is required by law; and

	2. That the provisions of Chapter 11 of the Code have been complied with; that the Plan has been proposed in good faith and not by any means forbidden by law; and

	3. That the Plan does not discriminate unfairly, and is fair and equitable, with respect to each class of claims that is impaired under the Plan, and has not accepted the Plan; and

	4. All payments made or promised by the Proponent or by a person issuing securities or acquiring property under the Plan, or by any other person for services or for costs and expenses in, or in connection with, the Plan and incident to the case, have been fully disclosed to the Court and are reasonable or, if to be fixed after confirmation of the Plan, will be subject to approval of the Court; and

	5. The identities, qualifications, and affiliations of persons who are to be directors or officers, or voting trustees, if any of the debtor after confirmation of the Plan, have been fully disclosed, and the appointment of such persons to such offices, or their continuance therein, is equitable and consistent with the interest of the claimants and interest holders and with public policy; and

	6. That the identity of any insider that will be employed or retained by the debtor and compensation to such insider has been fully disclosed; and

	7. Confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the debtor;

	8. The Court shall retain jurisdiction as provided in the Plan until there is substantial consummation of the Plan. The
Plan is modified if it calls for retention of jurisdiction beyond that point; and

	9. The Plan Proponent shall pay to the Assistant United States Trustee the appropriate sum required pursuant to 28 U.S.C.
 1930(a)(6) within ten (10) days of the entry of this Order for pre-confirmation periods, and simultaneously provide to the Assistant United States Trustee an appropriate affidavit indicating the cash disbursements for the relevant period. The Plan proponent shall further pay the United States Trustee the appropriate sum required pursuant to 28 U.S.C. 1930(a)(6) for post-confirmation periods within the time period set forth in 28 U.S.C 1930(a)(6), based upon all post-confirmation disbursements made by the reorganized Debtor until the earlier of the closing of this case by the issuance of a Final Decree by the Court, or upon the entry of an Order by this Court dismissing this case or converting this case to another chapter under the United States Bankruptcy Code.

	10. Upon Confirmation, the Debtor and its agent, AgriManagement, Inc., shall pay over to the Plan Proponent, Caulkins Citrus Company, all funds on hand, which totals approximately $4,800,000.00, less $2,275,000.00, which shall be retained by the Debtor. The Debtor shall pay out of those retained funds all attorneys' fees and accounting fees claimed by its professionals and approved by the Bankruptcy Court, and the Plan Proponent shall have no liability therefore. The Debtor shall likewise pay one half of the administrative claim of AgriManagement, Inc. in the total of $75,000.00 as awarded, out of the funds retained by the Debtor. AgriManagement Inc. shall turn over all the grove's operating books and records and all environmental records, or copies thereof, to the Plan Proponent and the Debtor shall turn over all financial records or copies thereof to the Plan Proponent. The Debtor shall pay or waive the administrative claim of its General Partner in the amount of $327,500.00. AgriManagement Inc. shall cooperate with the Plan Proponent in the transfer of the grove operations.

	11. The Plan Proponent shall pay all pending bills for the grove's caretaking which are unpaid including the other one-half of AgriManagement Inc.'s claim. The Plan Proponent shall be fully responsible for all of the operating expenses and other expenses of the grove from the date of this Order forward. Other than as provided in this Order, the Debtor shall have no responsibility for the payment of any expenses related to the grove.

	12. The contract between the Debtor and Tropicana Products Inc. entitled "Long-Term Fruit Purchase (Orange) Agreement'' dated January 20, 1988 is hereby assumed and assigned to the Plan
Proponent, Caulkins Citrus Company.

	13. The contract between the Debtor and Tropicana Products, Inc. entitled "Tropicana Fruit Purchase Agreement", Agreement
Number C-284- 28, dated July 1, 1996 is hereby assumed and assigned to the Plan Proponent, Caulkins Citrus Company.

	14. The existing freeze and crop insurance and any other insurance held by the Debtor shall be assigned to the Plan
Proponent including pre-paid premiums.

	15. The NationsBank attorney's fee request shall be granted by separate Order in the name of and payable to Abu, Inc.

	16. The Debtor warrants that it has received no written notification of any environmental claims except as set forth in the pending adversary proceeding described in paragraph 17.

	17. The pending adversary lawsuit known as Indian River Citrus Investors, LP v. Caulkins Citrus Company, Case No. 96-0478-BKC-SHF-A, shall be dismissed with prejudice. The State Court foreclosure lawsuit pending in the Circuit Court of the Nineteenth Judicial Circuit in and for Martin County, Florida, Caulkins Citrus Company. Limited v. Indian River Citrus Investors Limited Partnership, Case No. 96-112-CA, shall be dismissed with prejudice.

	18. After payment of sums provided hereto by the Plan Proponent, the balance shall be marshaled to the first mortgage and paid to Abu, Inc. to pay down its mortgage. The balance of the mortgage shall stay in place, secured by the property.

	19. The mortgage of the Plan Proponent shall be merged by taking title.

	20. As provided in the Plan, the Plan Proponent shall pay all unsecured claims in full.

	21. The Plan Proponent waives any deficiency and/or guarantee claim against the Debtor and Debtor's General Partner.

	22. The Plan Proponent and Abu, Inc. on the one hand, and the Debtor and its General Partner, Winthrop Agricultural Management II, Inc. on the other hand, shall execute mutual general releases which provide for full releases of each of the other parties, their principals, shareholders, partners, officers, directors, agents, employees and professionals from any and all claims.

	23. All other executory contracts scheduled by the Debtor are rejected.

	24. Title to the Property of the Estate (hereinafter "Property"), real or personal, of the Debtor or the Debtor's estate, shall vest in the Debtor on the Effective Date of the Plan. Notwithstanding such vesting, on the Effective Date the Debtor shall execute and deliver to Caulkins, or its assignee(s), all instruments of conveyance, reflecting a conveyance of the Property of the Estate as contemplated within this Order or the Plan. The conveyance of the Property shall be in fee simple and free and clear of all liens, claims, and encumbrances, except Allowed Class 1 Claim, if any. The conveyance of the Property shall be pursuant to instruments of conveyance, including deeds, bills of sale, assignments, and any other instruments that Caulkins deems necessary All such instruments of conveyance shall be prepared by Caulkins and shall be in a form satisfactory to Caulkins, in Caulkins' sole discretion. The Debtor is authorized and directed to promptly execute all such instruments of conveyance and such execution shall be binding in all respects. The Debtor and AgriManagement Inc. shall take such actions as may be helpful and necessary to accomplish the conveyance of the Property to Caulkins on the Effective Date. The legal description of the property is more fully described on Exhibit "A".

	25. After the Confirmation Hearing and pending the Effective Date, the Debtor and AgriManagement Inc. shall continue to operate the Property in the same manner as before the Confirmation Date. The Debtor and AgriManagement Inc. shall take all steps as are necessary to manage the Property in a prudent and ordinary fashion. In all events, pending the Effective Date, the Debtor and AgriManagement Inc. shall not expend any cash or incur any obligations without the prior written approval of the Plan Proponent.

	26. The motion pursuant to Bankruptcy Code Section 363(b) and (f) to sell the Property described on Exhibit "A" to this Order, free and clear of all liens, claims and encumbrances (except the remaining Allowed Class ~ Claim, if any) to Caulkins, or its assignee(s) is granted. THIS ORDER SHALL BE SUITABLE FOR FILING IN THE REAL PROPERTY RECORDS OF EVERY COUNTY WHERE REAL PROPERTY OF THE DEBTOR IS LOCATED AND SHALL PROVIDE THAT SUCH PROPERTY IS BEING CONVEYED TO CAULKINS FREE AND CLEAR OF ALL LIENS, CLAIMS, AND ENCUMBRANCES (EXCEPT ALLOWED CLASS I CLAIM). THE ORDER MAY DESIGNATE ALL LIENS, CLAIMS, AND ENCUMBRANCES WHICH APPEAR OF RECORD AND FROM WHICH PROPERTY IS BEING TRANSFERRED FREE AND CLEAR. THE PLAN SHALL BE CONCLUSIVELY DEEMED TO BE ADEQUATE NOTICE THAT SUCH LIEN, CLAIM, OR ENCUMBRANCE IS BEING EXTINGUISHED, AND NO NOTICE, OTHER THAN BY THE PLAN, SHALL BE GIVEN PRIOR TO THE PRESENTATION OF SUCH ORDER(S). ANY PARTY HAVING A LIEN, CLAIM, OR ENCUMBRANCE AGAINST ALL OR ANY PORTION OF THE PROPERTY SHALL BE CONCLUSIVELY DEEMED TO HAVE CONSENTED TO THE SALE OF SUCH PROPERTY FREE AND CLEAR OF SUCH LIEN, CLAIM, OR ENCUMBRANCE BY FAILING TO OBJECT TO CONFIRMATION OF THIS PLAN. PURSUANT TO 11 U.S.C. 1146(c), THIS QUIT CLAIM DEED SHALL NOT
BE TAXED BY ANY LAW IMPOSING A TAX OR SIMILAR TAX.

	27. ROBERT C. FURR, ESQ., is named disbursing agent without additional compensation. Bond is waived. The disbursing agent is directed to make all payments on the effective date of the Plan. The disbursing agent shall then file a report on or before the fifteenth day after the entry of this Order upon the docket. The disbursing agent shall, not later than sixty (60) days after this Order becomes final, file a Final Report of Estate and Motion for Final Decree Closing Case on the Court approved local form.
Failure to timely file the Final Report of Estate and Motion for Final Decree Closing Case will result in the imposition of sanctions against the Plan Proponent's counsel, which may include the return of attorney's fees.

	28. The above-named Debtor is discharged from any debt that arose before the date of confirmation of the Plan and any debt of a kind specified in 11 U.S.C. 502(g), (h), or (i) except as provided in the Plan or in this Order.

	29. The effective date of the Confirmation shall be the date of this Order.

IT IS ORDERED THAT:

The Plan Of Reorganization, dated December 11, 1997 filed by
CAULKINS CITRUS COMPANY, is confirmed, as modified herein.

	DONE AND ORDERED in the Southern District of Florida this
11th day of APRIL. 1997.

                                   STEVEN H. FRIEDMAN
                                   STEVEN H. FRIEDMAN
                                   UNITED STATES BANKRUPTCY JUDGE

COPIES FURNISHED TO:
Robert C. Furr, Esq.
Furr and Cohen, P.A.
1499 W. Palmetto Pk.Rd.#412
Boca Raton, Florida 33486


Paul L. Orshan, Esq.
201 S. Biscayne Boulevard
Suite 1970
Miami, Florida 33131


ATTORNEY FURR IS DIRECTED TO SERVE COPIES OF THIS ORDER ON THE
PARTIES NOTED BELOW AND TO FILE A CERTIFICATE OF SERVICE.

Office of Asst. U.S. Trustee
51 S.W. 1 Avenue
Room 1204
Miami, Florida 33130

Susan R. Sherrill, Esq.
Senior Staff Attorney
Securities & Exchange Commission
3475 Lenox Road, NE
Suite 1000
Atlanta, GA 30326-1232

George P. Caulkins, Jr.
Caulkins Citrus Company Ltd.
1600 Broadway
Suite 1400
Denver, CO 80202